UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2007

Serena Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25285	94-2669809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2755 Campus Drive, 3rd Floor San Mateo, California	94403-2538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 522-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 18, 2007, Matthew DiMaria, Senior Vice President, Worldwide Marketing of Serena Software, Inc. (“Serena”), resigned as an executive officer of Serena, effective as of June 1, 2007.

(e) On May 24, 2007, Serena entered into a separation agreement with Mr. DiMaria, pursuant to which Mr. DiMaria granted a general release to Serena, and Serena agreed to continue Mr. DiMaria’s base salary for a period of six months following his termination date, payable on regular payroll dates and net of applicable withholdings, taxes and deductions. In addition, Serena agreed to waive the cost of COBRA continuation for a period of up to twelve months following Mr. DiMaria’s termination date. The severance benefits are subject to Mr. DiMaria’s compliance with certain restrictive covenants, including covenants regarding confidentiality, non-solicitation, non-disparagement and non-competition. Serena will repurchase vested stock options to acquire Serena common stock that are held by Mr. DiMaria on his termination date pursuant to the terms of Article V of the Management Stockholders Agreement dated as of March 7, 2006, with payment to be made six months and a day following his termination date and based on the difference between the fair market value of Serena’s common stock on such date and the exercise price of the applicable stock options. A copy of the Management Stockholders Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Management Stockholders Agreement, dated as of March 7, 2006, among Spyglass Merger Corp., Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C. and the Initial Management Investors named therein (incorporated by reference to Exhibit 23 to the amended Schedule 13D (file no. 005-58055) filed by Silver Lake Partners II, L.P. with the SEC on March 16, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward Malysz
Name:	Edward Malysz
Title:	Senior Vice President and General Counsel

Date: May 24, 2007

EXHIBIT INDEX

10.1	Management Stockholders Agreement, dated as of March 7, 2006, among Spyglass Merger Corp., Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C. and the Initial Management Investors named therein (incorporated by reference to Exhibit 23 to the amended Schedule 13D (file no. 005-58055) filed by Silver Lake Partners II, L.P. with the SEC on March 16, 2006)